EXHIBIT-4(l)

NUMBER:  PP ____

                                                                    COMMON STOCK

                               PREMIER PARKS INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN THE NEW YORK OR IN THE CITY OF OKLAHOMA CITY

                                                            --------------------

                                                            --------------------
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 740540 10 9

This Certifies that


is owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.05 PER SHARE OF THE
                                 COMMON STOCK OF

          ===================== PREMIER PARKS INC.===================

transferable on the books of said corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate are the Shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of said corporation and amendments thereto (copies which are on file at the office of the Transfer Agent) to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of said corporation and the facsimile signatures of its duly authorized officers.

Dated


 /s/
 SECRETARY    PREMIER PARKS INC.   Countersigned and Registered
               CORPORATE SEAL                    LIBERTY BANK
               DELAWARE                and Trust Company of Oklahoma City, N.A.
                                           (Oklahoma City, Oklahoma)
                                                    Transfer Agent and Registrar

                                   By:
 /s/                                    /s/
 PRESIDENT                                                  Authorized Signature

                             PREMIER PARKS INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common      UNIF GIFT MIN ACT -- _____Custodian_____
                                                             (Cust)      (Minor)

     TEN ENT--as tenants by the entireties         Under Uniform Gifts to Minors

     JT TEN --as joint tenants with right of       Act__________________________
              survivorship and not as tenants                     (State)
              in common

     Additional abbreviations may also be used though not in the above list.

                                  _____________

     For value received______________________________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________

______________________________________________



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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
    ASSIGNEE)


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                                                                          Shares
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of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said shares on the books of the within-named corporation, with full power of substitution in the premises.

Dated
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                                X
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              NOTICE:                               (SIGNATURE)
     THE SIGNATURE(S) TO THIS
     ASSIGNMENT MUST CORRE-
     SPOND WITH THE NAME(S)
     AS WRITTEN UPON THE FACE OF
     THE CERTIFICATE IN EVERY
     PARTICULAR WITHOUT ALTER-
     ATION OR ENLARGEMENT OR
     ANY CHANGE WHATEVER.

                               X
                                 -----------------------------------------------
                                                   (SIGNATURE)


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                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                    GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.
                    ------------------------------------------------------------
                    SIGNATURE(S) GUARANTEED BY:






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